UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Soliciting Material Pursuant to §240.14a-12.
TCG BDC, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TCG BDC, Inc.
One Vanderbilt Avenue, Suite 3400
New York, NY 10017
April 27, 2021
To Our Stockholders:
We are pleased to invite you to attend the 2021 Annual Meeting of Stockholders (the “Meeting”) of TCG BDC, Inc. (“we,” “us,” “our,” “TCG BDC” or the “Company”) to be held virtually at www.virtualshareholdermeeting.com/CGBD2021 on June 9, 2021, at 8:00 a.m. Eastern time.

The following pages include a formal notice of the Meeting and our proxy statement. The Notice of Internet Availability of Proxy Materials you received in the mail and our proxy statement describe the matters on the agenda for the Meeting. Please read these materials so that you will know what we intend to act on at the Meeting.

At the Meeting, holders of the outstanding shares of the Company’s common stock and the outstanding shares of the Company’s convertible preferred stock, series A (“preferred stock”), voting together as a single class, will be asked to consider and vote upon proposals to elect three director nominees and to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Additionally, holders of the outstanding shares of the Company’s preferred stock, voting separately as a single class, will be asked to consider and vote upon our proposal to elect one director nominee.

After careful consideration, our Board of Directors, including our directors that are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, has determined that each of the proposals to be considered and voted on at the Meeting is in the best interests of the Company and its stockholders. Our Board of Directors unanimously recommends that you vote “FOR” the election of the four director nominees and “FOR” the ratification of our selection of Ernst & Young LLP.

It is important that your shares be represented at the Meeting, regardless of whether you plan to participate in the virtual Meeting. Please vote your shares as soon as possible through any of the voting options available to you as described in our proxy statement.
On behalf of management and our Board of Directors, we thank you for your continued support of TCG BDC, Inc.

Sincerely,

/s/ Linda Pace
Linda Pace
Chief Executive Officer, President and Chair
New York, NY
April 27, 2021

TCG BDC, Inc.
One Vanderbilt Avenue, Suite 3400
New York, NY 10017
Notice of the 2021 Annual Meeting of Stockholders
TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders (the “Meeting”) of TCG BDC, Inc. (“we,” “us,” “our,” “TCG BDC” or the “Company”) will be held virtually at www.virtualshareholdermeeting.com/CGBD2021 on June 9, 2021, at 8:00 a.m. Eastern time.

At the Meeting, holders of our common stock and holders of our convertible preferred stock, series A (“preferred stock”), voting together as a single class, will be asked to consider and vote on the following proposals:

1.To elect:

a.Mr. Nigel D.T. Andrews and Mr. Aren C. LeeKong, each to serve as our Class II director for a three-year term, in each case until his successor is duly elected and qualified or until his earlier death, resignation or removal; and
b.Mr. William H. Wright II, to serve as our Class I director for a two-year term, until his successor is duly elected and qualified or until his earlier death, resignation or removal.

2.To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31,2021.

3.To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof.

In addition, holders of our preferred stock, voting separately as a single class, will be asked to consider and vote on a proposal to elect Mr. Mark Jenkins to serve as our Class II director for a three-year term, until his successor is duly elected and qualified or until his earlier death, resignation or removal.

Only holders of record of our common stock and our preferred stock at the close of business on April 14, 2021 are entitled to notice of and to vote at the Meeting or at any postponement or adjournment thereof. We are furnishing the accompanying proxy statement and proxy card to holders of our common stock and holders of our preferred stock (the collectively, the “stockholders”) on the internet, rather than mailing printed copies of those materials to each stockholder. Since you received a Notice of Internet Availability of Proxy Materials, you will not receive printed copies of the proxy statement and proxy card unless you request them by following the instructions on the Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy statement and vote your proxy. If you have not received a copy of the Notice of Internet Availability of Proxy Materials, please contact us by mail sent to the attention of the Secretary of the Company, Erik Barrios, at our principal executive offices located at One Vanderbilt Avenue, Suite 3400, New York, NY 10017 or you can call us by dialing 212-813-4900.

If you are unable to participate in the virtual Meeting, we encourage you to vote your proxy by following the instructions provided on the Notice of Internet Availability of Proxy Materials or the proxy card. Stockholders may also request from us free of charge printed copies of the proxy statement and proxy card by following the instructions on the Notice of Internet Availability of Proxy Materials. In the event there are not sufficient votes for a quorum at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

Our Board of Directors unanimously recommends that you vote “FOR” the election of the four director nominees and “FOR” the ratification of our selection of Ernst & Young LLP.
The enclosed proxy statement provides a detailed description of the Meeting, each of the proposals and other related matters. We urge you to read the proxy statement carefully and in its entirety.

By Order of the Board of Directors,

/s/ Erik Barrios
Erik Barrios
Secretary
New York, NY
April 27, 2021

The proxy statement, a form of proxy card and the Company’s 2020 annual report to the stockholders, which consists of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2020, are available online at www.proxyvote.com. If you plan on participating in the virtual Meeting, whether or not you intend to vote your shares at the Meeting, you will need the 16-digit control number included on your proxy card, your voting instruction form, or the Notice of Internet Availability of Proxy Materials previously mailed or made available to stockholders entitled to vote at the Meeting. If your shares are held for your account by a broker, bank or other institution or nominee, you should follow the instructions provided by your institution or nominee to be able to participate in the Meeting. Please allow time to complete online check-in procedures prior to the start of the Meeting.

Stockholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the Board of Directors of the Company. You may execute the proxy card using the methods described in the proxy card. Executing and returning the proxy card is important to ensure a quorum at the Meeting. Stockholders also have the option to authorize their proxies by telephone or Internet by following the instructions printed on the proxy card. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised, subject to the voting deadlines that are described in the accompanying proxy statement. Any such notice of revocation should be provided by the stockholder in the same manner as the proxy being revoked.

TCG BDC, Inc.
One Vanderbilt Avenue, Suite 3400
New York, NY 10017

PROXY STATEMENT
FOR THE 2021
ANNUAL MEETING OF STOCKHOLDERS

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board” or the “Directors”) of TCG BDC, Inc., which is sometimes referred to in this proxy statement as “TCG BDC,” “we,” “us,” “our” or the “Company,” for use at the Company’s 2021 Annual Meeting of Stockholders (the “Meeting”) to be held virtually at www.virtualshareholdermeeting.com/CGBD2021 on June 9, 2021, at 8:00 a.m. Eastern time. Only holders of record of our common stock and our convertible preferred stock, series A (the “preferred stock”), at the close of business on April 14, 2021 (the “Record Date”) will be entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, we had 54,812,136 shares of common stock and 2,000,000 shares of preferred stock outstanding and entitled to vote at the Meeting.

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide holders of our common stock and holders of our preferred stock (collectively, the “stockholders”) access to our proxy materials on the Internet, including the proxy statement and the accompanying form of proxy (collectively, the “Proxy Statement”) and the Company’s annual report to stockholders (the “Annual Report”), which consists of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “2020 Form 10-K”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) was distributed on or about April 27, 2021 to our stockholders of record as of the close of business on the Record Date. Stockholders are able to: (1) access the proxy materials on a website referred to in the Notice or (2) request that a printed set of the proxy materials be sent, at no cost to them, by following the instructions in the Notice. You will need your 16-digit control number that is included with the Notice to authorize your proxy for your shares through the Internet. If you are a stockholder of record and have not received a copy of the Notice, please contact us by mail sent to the attention of the Secretary of the Company, Erik Barrios, at our principal executive offices located at One Vanderbilt Avenue, Suite 3400, New York, NY 10017 or you can call us by dialing 212-813-4900.

All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying proxy is executed and returned (and not revoked) prior to the Meeting, (1) the shares of TCG BDC’s common stock represented by proxy and the shares of TCG BDC’s preferred stock represented by proxy (a) will be voted FOR the election of Mr. Nigel D.T. Andrews, Mr. Aren C. LeeKong and Mr. William H. Wright II, each of whom has been nominated by the Board, (b) will be voted FOR the ratification of the selection of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2021, and (c) will be voted in the discretion of the named proxies on any other matters that may properly come before the Meeting or at any postponement or adjournment thereof, and (2) the shares of TCG BDC’s preferred stock represented by proxy will be voted FOR the election of Mr. Mark Jenkins, who has been nominated by the Board.

Voting Rights

Holders of our common stock and our preferred stock are entitled to one vote on each matter that such holders are entitled to vote for each share held as of the Record Date.

At the Meeting, holders of our common stock and holders of our preferred stock, voting together as a single class, will be asked to consider and vote on the following proposals:

1.To elect:
a.Mr. Nigel D.T. Andrews and Mr. Aren C. LeeKong, each to serve as our Class II director for a three-year term, in each case until his successor is duly elected and qualified or until his earlier death, resignation or removal; and
b.Mr. William H. Wright II, to serve as our Class I director for a two-year term, until his successor is duly elected and qualified or until his earlier death, resignation or removal.

2.To ratify the selection of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
3.To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof.

In addition, holders of our preferred stock, voting separately as a single class, will be asked to consider and vote on a proposal to elect Mr. Mark Jenkins, to be voted upon by holders of the outstanding shares of the Company’s preferred stock, to serve for a three-year term, until his successor is duly elected and qualified or until his earlier death, resignation or removal.

Quorum, Effect of Abstentions and Broker Non-Votes, Vote Required to Approve the Proposals

The holders of a majority of all the votes entitled to be cast, without regard to class, must be present in person or represented by proxy at the Meeting in order to have a quorum. If you have properly voted by proxy online or via mail and did not subsequently revoke your proxy, you will be considered part of the quorum. We will count “abstain” and “withhold” votes as present for the purpose of establishing a quorum for the transaction of business at the Meeting. If at any time shares are held through brokers, we will count broker non-votes, if any, as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters. Stockholders do not have cumulative voting rights or rights of appraisal.

Provided a quorum is present, Directors are elected by a plurality of the votes represented at the Meeting and voted for nominees in the election. Under plurality voting, a candidate receiving the highest number of votes will be elected, even if he or she receives a favorable vote of less than a majority of the Company’s outstanding shares. A proxy marked “withhold” with respect to a Director nominee will result in such Director nominee receiving one fewer “FOR” vote that would count towards a plurality. At the Meeting, an affirmative vote of a plurality of the total votes cast “for” or “against” by holders of our common stock and our preferred stock, voting together as a single class, is required to elect each of Mr. Nigel D.T. Andrews, Mr. Aren C. LeeKong and Mr. William H. Wright II to the Board, and an affirmative vote of a plurality of the total votes cast “for” or “against” by holders of our preferred stock, voting separately as a single class, is required to elect Mr. Mark Jenkins to the Board.

The affirmative vote of the majority of shares of our common stock and our preferred stock represented at the Meeting and voting on the proposal will determine the outcome of the ratification of our independent registered public accounting firm.

For each of these proposals, “abstain” votes and broker non-votes, if any, though counted for purposes of establishing a quorum, will have no effect on the outcome of the vote.

The inspector of elections appointed for the Meeting will separately tabulate affirmative and “withhold” votes, “abstain” votes and broker non-votes.

Adjournment of Meeting

In the event that a quorum is not achieved at the Meeting, either in person or represented by proxy, the chair of the Meeting shall have the power to adjourn the Meeting without any future date designated for resumption or from time to time not more than 120 days after the original Record Date without notice other than the announcement at the Meeting to permit further solicitation of proxies. If the Meeting is adjourned and a quorum is present at such adjournment, any business may be transacted which might have been transacted at the Meeting as originally notified.

The stockholders present either in person or by proxy at a meeting which has been duly called and at which a quorum has been established may continue to transact business until adjournment (that is, the adjourned meeting), notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than would be required to establish a quorum.

Proxies for the Meeting
The named proxies for the Meeting are Erik Barrios and Peter Gaunt (or their duly authorized designees), who will follow submitted proxy voting instructions. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each Director nominee named below and FOR the ratification of the selection of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2021, and to vote on any other matters properly presented at the Meeting in their judgment.

Expenses of Soliciting Proxies

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and distributing the Notice and, if requested, this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the proxy card, and the Annual Report, which consists of the Company’s 2020 Form 10-K.

In addition to the solicitation of proxies by mail or e-mail, proxies may be solicited in person and by telephone or facsimile transmission by Directors and officers of the Company, or certain employees of and affiliates of the Company’s investment adviser without special compensation therefor. The Company has also retained Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to assist in the distribution of the Company’s proxy materials and the solicitation and tabulation of proxies. The cost of Broadridge’s services with respect to the Company is estimated to be approximately $19,000 plus reasonable out-of-pocket expenses.

Householding of Proxy Materials

Under rules adopted by the SEC, companies and intermediaries (e.g., brokers) may satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. The rules also apply to the delivery of the Notice.

The Company’s amended and restated bylaws, as amended (the “Bylaws”), allow us to give a single notice to all stockholders who share an address, unless such stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. A single copy of the Notice or, if applicable, our Proxy Statement and our Annual Report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to the attention of the Secretary of the Company, Erik Barrios, at our principal executive offices located at One Vanderbilt Avenue, Suite 3400, New York, NY 10017 or 212-813-4900. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker. Stockholders who currently receive multiple copies of the Proxy Statement and Annual Report at their addresses and would like to request “householding” of their communications should contact their brokers.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by: (1) delivering a written revocation notice prior to the Meeting to the Company, Attention: Secretary, One Vanderbilt Avenue, Suite 3400, New York, NY 10017; (2) submitting a later-dated proxy card, a later-dated electronic vote via the website stated on the proxy card, or a later-dated vote using the toll-free telephone number stated on the proxy card; or (3) voting at the virtual Meeting. If a stockholder holds shares of our stock through a broker, bank or other nominee, the stockholder must follow the instructions received from the broker, bank or other nominee in order to revoke the voting instructions. Participating in the Meeting does not revoke a proxy unless the stockholder also votes at the Meeting.

Contact Information for Proxy Solicitation

You can contact us by mail sent to the attention of the Secretary of the Company, Erik Barrios, at our principal executive offices located at One Vanderbilt Avenue, Suite 3400, New York, NY 10017. You can call us by dialing 212-813-4900. You can access our proxy materials online at www.proxyvote.com using the control number found on your Notice or in the box at the right of your Proxy Card.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of the Record Date, the beneficial ownership as indicated in the Company’s books and records of each current Director, each nominee for Director, each executive officer of the Company, the executive officers and Directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock and preferred stock. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock and preferred stock is based on Schedule 13G or other filings by such persons with the SEC and other information obtained from such persons.

The percentage ownership is based on 54,812,136 shares of common stock and 2,000,000 shares of preferred stock outstanding as of the Record Date. To our knowledge, except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and/or investment power with respect to shares beneficially owned by such stockholder. Unless otherwise indicated by footnote, the address for each listed individual is One Vanderbilt Avenue, Suite 3400, New York, NY 10017.

Name of Individual or Identity of Group	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Beneficially Owned(1)	Number of Shares of Preferred Stock Beneficially Owned(1)	Percent of Preferred Stock Beneficially Owned(1)
Directors, Director Nominees and Executive Officers:
Interested Directors
Linda Pace(2)	43,204	*	—	—
Mark Jenkins(3)	3,719	*	—	—
Independent Directors
Nigel D.T. Andrews(4)	10,100	*	—	—
Leslie E. Bradford	1,000	*	—	—
John G. Nestor(5)	45,600	*	—	—
William H. Wright II	—	—	—	—
Aren C. LeeKong (Nominee)	—	—	—	—
Executive Officers Who Are Not Directors
Thomas M. Hennigan(6)	45,907	*	—	—
Peter Gaunt	—	—	—	—
Erik Barrios	—	—	—	—
Taylor Boswell(7)	89,274	0.16%	—	—
All Directors, Director Nominees and Executive Officers as a Group (ten persons)	238,804	0.44%	—	—
Five-Percent Stockholder:
Carlyle Investment Management L.L.C. (“CIM”)(8)	—	—	2,000,000	100%

*	Represents less than one tenth of one percent.
(1)
For purposes of this table, a person or group is deemed to have “beneficial ownership” of any shares of our common stock and/or our preferred stock as of a given date which such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days after such date. For purposes of computing the percentage of outstanding shares of our common stock and our preferred stock held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of determining the percentage of shares beneficially owned for such person, but is not deemed to be outstanding for the purpose of computing the percentage of beneficial ownership of any other person (except in the case of Directors and executive officers as a group). Except as otherwise noted, each beneficial owner of more than five percent of our common stock and our preferred stock and each Director and executive officer has sole voting and/or investment power over the shares reported.

(2)	Consists of 43,204 shares of common stock directly owned by Ms. Pace.
(3)	Consists of 3,719 shares of common stock directly owned by Mr. Jenkins.
(4)	Consists of 10,100 shares of common stock directly owned by Mr. Andrews.
(5)
Consists of 19,800 shares of common stock directly owned by Mr. Nestor and 25,800 shares of common stock held by trusts for which Mr. Nestor or his spouse serve as trustee. Mr. Nestor disclaims beneficial ownership of the securities held by such trusts, except to the extent of his pecuniary interest therein.

(6)
Consists of 43,947 shares of common stock directly owned by Mr. Hennigan and 1,960 shares held by his spouse. Mr. Hennigan disclaims beneficial ownership of the securities held by such trusts, except to the extent of his pecuniary interest therein.

(7)	Consists of 89,274 shares of common stock directly owned by Mr. Boswell.
(8)	Consists of 2,000,000 shares of preferred stock directly owned by CIM.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board is presently composed of six Directors, divided into three classes, each serving staggered three-year terms. The term of our first class of Directors will expire at the 2023 annual meeting of stockholders; the term of our second class of Directors will expire at this Meeting; and the term of our third class of Directors will expire at the 2022 annual meeting of stockholders.
For so long as we are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), holders of the outstanding shares of our preferred stock are entitled, voting as a separate class, to elect two Directors of the Company at all times, and the balance of the Directors of the Company will be elected by the holders of the outstanding shares of our common stock and holders of the outstanding shares of our preferred stock, voting together as a single class. The Board has designated Linda Pace, a Class I Director whose term expires at the 2023 annual meeting of stockholders, and Mark Jenkins, a Class II Director whose term expires at this Meeting, as the Directors subject to election by holders of our preferred stock, voting separately in a single class.

Director Nominees

The Board has nominated Mark Jenkins, Nigel D.T. Andrews and Aren C. LeeKong for election as Class II Directors of the Company, each to serve until his successor is duly elected and qualified at the annual meeting of stockholders to be held in 2024 or until his earlier death, resignation or removal. The Board has also nominated William H. Wright II for election as a Class I Director of the Company, to serve until his successor is duly elected and qualified at the annual meeting of stockholders to be held in 2023 or until his earlier death, resignation or removal.

Mr. Jenkins currently serves as a Director of the Company. Mr. Jenkins is an “interested person” of the Company, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), because he presently serves as a Managing Director of The Carlyle Group Inc. (“Carlyle”), an affiliate of the Company. Mr. Jenkins is standing for election by stockholders of the Company for the first time.

Mr. Andrews currently also serves as a Director of the Company, is the Chairman of the audit committee of our Board (the “Audit Committee”) and is a member of the nominating and governance committee of our Board (the “Nominating and Governance Committee”) and the compensation committee of our Board (the “Compensation Committee”). The Board has determined that Mr. Andrews is not an “interested person” of the Company, Carlyle Global Credit Investment Management L.L.C., our investment adviser (the “Adviser” or “CGCIM”), or of any of their respective affiliates as defined in Section 2(a)(19) of the 1940 Act.

Mr. LeeKong currently does not serve as a Director of the Company. The Board has nominated Mr. LeeKong for election as a Class II Director of the Company in connection with an increase in the size of the Company’s Board. The Board has appointed Mr. LeeKong to serve on the Audit Committee, the Nominating and Governance Committee and the Compensation Committee, subject to and effective upon his election as a Class II Director at this Meeting, The Board has determined that Mr. LeeKong is not an “interested person” of the Company, the Adviser, or of any of their respective affiliates as defined in Section 2(a)(19) of the 1940 Act. Mr. LeeKong is standing for election by stockholders of the Company for the first time.

Mr. Wright currently serves as a Director of the Company and is a member of the Audit Committee, the Nominating and Governance Committee and the Compensation Committee. Mr. Wright was appointed by the Company’s Board to serve on the Board and these Board committees, effective February 16, 2021, to fill a vacancy resulting from an increase in the size of the Company’s Board. The Board has determined that Mr. Wright is not an “interested person” of the Company, the Adviser, or of any of their respective affiliates as defined in Section 2(a)(19) of the 1940 Act. Mr. Wright is standing for election by stockholders of the Company for the first time.

Each of Messrs. Jenkins, Andrews, LeeKong and Wright has consented to being named in this Proxy Statement and to serving as a Director if elected at the Meeting. If, for any reason, Messrs. Jenkins, Andrews, LeeKong or Wright becomes unable or unwilling to serve at the time of the Meeting, the persons named as proxies in the proxy will have the authority to vote for a substitute nominee or nominees. We do not anticipate that Messrs. Jenkins, Andrews, LeeKong or Wright will be unable or unwilling to serve.

At the Meeting, holders of our common stock and holders of our preferred stock, voting together as a single class, will be asked to consider and vote on the election of Messrs. Andrews, LeeKong and Wright, and holders of our preferred stock, voting separately as a single class, will be asked to consider and vote on the election of Mr. Jenkins. The Board recommends that stockholders vote “FOR” the Company’s nominees for Directors.
Biographical Information
Set forth below are brief biographies of each of Messrs. Jenkins, Andrews, LeeKong and Wright and of all other members of the Board who will continue in office. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led our Board to conclude that the applicable Director should serve on our Board at this time. In addition, set forth further below is a biography of each executive officer of the Company who is not a Director. Unless otherwise indicated by footnote, the address for each listed individual is One Vanderbilt Avenue, Suite 3400, New York, NY 10017.
Nominees for Election as Class II Directors
Set forth below is certain information relating to our Directors, including details on each Director nominee’s specific experience, qualifications, attributes or skills that led the Board to conclude that the person should serve as a Director of the Company.

	Age	Position	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since
Mark Jenkins	54	Director (Interested)	2	2021	2020
Nigel D.T. Andrews	73	Director (Independent)	2	2021	2012
Aren C. LeeKong(2)	44	Director Nominee	—	—	N/A

(1)
With respect to each of Messrs. Jenkins and Andrews, the portfolios in the “Fund Complex” are the Company and an affiliated fund, TCG BDC II, Inc. (“TCG BDC II”), a business development company (“BDC”) that has the same investment adviser, CGCIM, and administrator, Carlyle Global Credit Administration L.L.C. (the “Administrator”), an affiliate of CGCIM, as the Company.

(2)	Mr. LeeKong currently does not serve as a Director of the Company.

    Mark Jenkins was has served on our Board since April 2020. Mr. Jenkins has also served on the board of directors of TCG BDC II since April 2020. Mr. Jenkins is a Managing Director of Carlyle and Head of Carlyle Global Credit at Carlyle. Prior to joining Carlyle in 2016, Mr. Jenkins was a Senior Managing Director at Canada Pension Plan Investment Board (“CPPIB”) where he was responsible for leading CPPIB’s Global Private Investment Group with approximately CAD $56 billion of assets under management. He was Chair of the Credit Investment Committee, Chair of the Private Investments Committee and also managed the portfolio value creation group. While at CPPIB, Mr. Jenkins founded CPPIB Credit Investments, which is a multi-strategy platform making direct principal credit investments. He also led CPPIB’s acquisition and oversight of Antares Capital and the subsequent expansion in middle market direct lending. Prior to joining CPPIB, he was the Managing Director and Co-Head of Leveraged Finance Origination and Execution for Barclays Capital in New York. Before Barclays, Mr. Jenkins worked for 11 years at Goldman Sachs & Co. in senior positions within the Fixed Income and Financing groups in New York. He served on the boards of Wilton Re, Teine Energy, Antares Capital and Merchant Capital Solutions. Mr. Jenkins’ depth of experience in investment management and capital markets, intimate knowledge of the business and operations of Carlyle’s Global Credit investment platform, and experience as a director of other companies in the financial services sector provides our Board with valuable insight.

Nigel D.T. Andrews has served on our Board since 2012, and is the Chairman of the Audit Committee and a member of the Nominating and Governance Committee and the Compensation Committee. Mr. Andrews has also served as a member of the board of directors of TCG BDC II since April 2017, and is the chairman of the audit committee of TCG BDC II. Prior to the completion of the merger of NF Investment Corp. (“NFIC”) into the Company (the “NFIC Acquisition”) in June 2017, Mr. Andrews served as a member of the board of directors and on the audit committee of NFIC. Mr. Andrews may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. Mr. Andrews recently retired from his roles as governor at London Business School, a director and a member of the audit and remuneration committees at Old Mutual plc., and Chairman of Old Mutual Asset Management, where he served from 2002 to 2014. Mr. Andrews continues to actively manage his own private investments and to serve as a trustee of Victory Funds, a position he has held since 2002. From 2000 to 2010, Mr. Andrews served on the board of directors of Chemtura Corporation, a New York Stock Exchange listed company. Mr. Andrews also served as a Managing Director of Internet Capital Group, Inc. from 2000 to 2001. From 1987 to 2000, Mr. Andrews held various senior management positions within General Electric Company, including Executive Vice President of GE Capital from 1993 to 2000 and, prior to that, Vice President and General Manager of GE Plastics-Americas. During Mr. Andrews’ 13-year career with GE, he also served as a Vice President for Corporate Business Development and Strategy reporting to the chairman of the board. Prior to joining GE, Mr. Andrews was a partner at Booz Allen Hamilton Inc. He began his career in business management at Shell International Chemical Company. Mr. Andrews’ broad executive experience with the operations and transactions of industrial and financial services businesses provides our Board with valuable insights and knowledge that will enhance our ability to achieve our investment objectives.

    Aren C. LeeKong is a nominee for election to the Board, and if elected will serve as a member of our Audit Committee, Nominating and Governance Committee and Compensations Committee. Mr. LeeKong is also a nominee for election to the board of directors of TCG BDC II, and if elected will serve as a member of the audit committee of TCG BDC II. Mr. LeeKong may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. Mr. LeeKong is the Executive Chairman of Organix Recycling, LLC, the largest company in the pre-consumer food waste recycling industry in the United States. He is also a member of the Investment Advisory Committee of the $200 billion New York State Common Retirement Fund Pension Plan. Mr. LeeKong was formerly a Managing Director of Highbridge Principal Strategies and a co-portfolio manager of the Strategic Capital Partners strategy. Prior to joining Highbridge Principal Strategies in 2011, he was a director at Kohlberg Kravis & Roberts & Co. Inc, and founding member of their Capital Markets team. Mr. LeeKong has also served in operational roles at TFO USA Ltd (“TFO”) and as a representative of TFO on the supervisory board of directors of GripInvest and on the board of Consolidated Lumber Corporation. Mr. LeeKong serves on the advisory board of The Family Center and he previously served on the board of directors of Sponsors for Educational Opportunity. Mr. LeeKong holds an undergraduate degree from the University of Massachusetts at Amherst. Mr. LeeKong’s broad industry experience and leadership experience will provide our Board with valuable insights and knowledge that will enhance our ability to achieve our investment objectives.
Nominee for Election as Class I Director

	Age	Position	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since
William H. Wright II	61	Director (Independent)	2	2023	2021

(1)	With respect to Mr. Wright, the portfolios in the “Fund Complex” are the Company and TCG BDC II.
William H. Wright II has served on our Board since February 2021 and is a member of the Audit Committee, Nominating and Governance Committee and Compensation Committee. Mr. Wright has also served as a member of the board of directors and the audit committee of TCG BDC II since February 2021. Mr. Wright may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. Mr. Wright was a Managing Director of Morgan Stanley until his retirement in 2010, having joined the firm in 1982. During his career in investment banking at Morgan Stanley, Mr. Wright headed the corporate finance execution group where he was responsible for leading and coordinating teams in the execution of complex equity offerings for multinational corporations. Following his career in investment banking, Mr. Wright served as an independent board member of two SEC registered closed-end funds until 2016 and of a BDC from 2018 to 2020. He also served on the faculties of the Ray Garrett Jr. Corporate and Securities Law Institute at Northwestern Pritzker School of Law and the Practising Law Institute. Mr. Wright is currently on the board of directors of two SEC registered closed-end funds and he is also a member of the board of directors of the New York City Ballet. In addition to serving on other boards, he is interested in innovative philanthropic initiatives. He received a B.A. from Yale University and an M.B.A. from the Darden School of the University of Virginia. Mr. Wright’s extensive experience in executive leadership, investment banking and corporate finance as well as his numerous board and advisory positions provides our Board valuable insights.

Incumbent Class III Directors: Term Expiring 2022

	Age	Position	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since
Leslie E. Bradford	65	Director (Independent)	2	2022	2017
John G. Nestor	76	Director (Independent)	2	2022	2013

(1)	With respect to each of Ms. Bradford and Mr. Nestor, the portfolios in the “Fund Complex” are the Company and TCG BDC II.
Leslie E. Bradford has served on our Board since October 2017 and is a member of our Audit Committee, Nominating and Governance Committee and Compensation Committee. Ms. Bradford has also served as a member of the board of directors and the audit committee of TCG BDC II since October 2017. Ms. Bradford may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. From 2011 to 2013, Ms. Bradford was a senior advisor and director of the Alumni Network of Morgan Stanley. Prior to that, Ms. Bradford had risk management and advisory responsibilities throughout all business unit and support areas of Morgan Stanley over a 25+ year career. Prior to joining Morgan Stanley, Ms. Bradford was a vice president in the corporate division of Irving Trust Company from 1977 to 1985 and was responsible for the development of corporate client lending and non-lending business in Northeastern United States. Ms. Bradford has also served on the boards and committees of various organizations, including as a former trustee of the American Foundation for the Blind, a former trustee of the Morgan Stanley Foundation, and a Dartmouth College Fund Committee member. Ms. Bradford holds an undergraduate degree in Religion from Dartmouth College and an MBA in Finance from the New York University Graduate School of Business. Ms. Bradford’s broad industry experience in corporate, financial, and public sectors has provided her with an abundance of skills and valuable insight in handling complex transactions and issues, all of which makes her well qualified to serve on our Board.
John G. Nestor has served on our Board since 2013, and is a member of our Audit Committee, Nominating and Governance Committee and Compensation Committee. Mr. Nestor has also served as a member of the board of directors and the audit committee of TCG BDC II since April 2017. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Nestor served as a member of the board of directors and on the audit committee of NFIC. Mr. Nestor may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. Mr. Nestor joined Kirtland Capital Partners in March 1986. He is chairman and senior managing partner of this private investment firm. Prior to joining Kirtland Capital Partners, Mr. Nestor worked for 16 years for Continental Illinois Bank. For eight years he focused on lending to small businesses in the Chicago area. In 1977 Mr. Nestor was transferred to Philadelphia where he was involved in commercial lending and in 1979 he moved to Cleveland to manage Continental’s Cleveland Office. Mr. Nestor is chairman of the board of directors of SmartSource Computer and Audio Visual Rentals and he is also a member of the board of directors of Form Tech Concrete Forms. Mr. Nestor serves as a trustee of the Kelvin and Eleanor Smith Foundation and as the board chair of Deaconess Community Foundation. Mr. Nestor is the former chairman of the board of trustees of the Cleveland Foodbank and The Diversity Center. Mr. Nestor is an experienced leader whose numerous board and advisory positions and experiences in the middle markets provide our Board valuable insights.
Incumbent Class I Director: Term Expiring 2023

	Age	Position	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since
Linda Pace	59	Director (Interested)	2	2023	2019

(1)	With respect to Ms. Pace, the portfolios in the “Fund Complex” are the Company and TCG BDC II.
Linda Pace has served as Chair of our Board and our Chief Executive Officer since December 31, 2019, and our President since June 2019. Ms. Pace has also served on the board of directors and as the chief executive officer of TCG BDC II since December 31, 2019, and as the president of TCG BDC II since June 2019. Ms. Pace is a Managing Director of Carlyle and the Vice Chair of Carlyle Global Credit. Previously, she was responsible for Carlyle’s Global Loans and Structured Credit Group. Prior to that role, she was responsible for portfolio management for Carlyle High Yield Partners, deploying capital into the U.S. market in cash and synthetic form. Prior to joining Carlyle, Ms. Pace spent 10 years with BHF-Bank AG, where she was co-head of the bank's Syndicated Loan group in New York. She invested in leveraged loans on behalf of the bank's $2 billion on-balance sheet portfolio, as well as their $400 million Collateralized Loan Obligation funds. Prior to that, Ms. Pace worked at Société Générale as a Corporate Credit Analyst. Ms. Pace received her undergraduate degree in French from Douglass College and her M.B.A in Finance from New York University.
Equity Owned by Directors and Nominees in the Company
The following table sets forth the dollar range of equity securities of the Company beneficially owned by each Director and each Director nominee as of the Record Date.

	Dollar Range of our Equity Securities Beneficially Owned in the Company(1)(2)	Aggregate Dollar Range of our Equity Securities Beneficially Owned in the Fund Complex(1)(2)(3)
Interested Directors
Linda Pace	Over $100,000	Over $100,000
Mark Jenkins	$10,001—$50,000	Over $100,000
Independent Directors and Nominees for Independent Director
Nigel D.T. Andrews	Over $100,000	Over $100,000
Leslie E. Bradford	$10,001—$50,000	$10,001—$50,000
John G. Nestor	Over $100,000	Over $100,000
William H. Wright II	None	None
Aren C. LeeKong	None	None

(1)	The dollar ranges used in the above table are: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, or over $100,000.
(2)
Dollar ranges were determined using the number of shares of common stock that were beneficially owned as of the Record Date, multiplied by the Company’s net asset value (“NAV”) per share as of December 31, 2020. No shares of the Company’s preferred stock were beneficially owned by any Director or Director nominee as of the Record Date. The dollar range of equity securities of TCG BDC II were determined using the number of shares that were beneficially owned as of the Record Date, multiplied by TCG BDC II’s NAV per share as of December 31, 2020.

(3)	The term “Fund Complex” refers to both the Company and TCG BDC II. Each of the Company’s Directors oversees both funds in the Fund Complex.
Information Regarding Executive Officers Who Are Not Directors

	Age	Position	Number of Portfolios in Fund Complex Overseen by Officer(1)	Officer Since
Thomas M. Hennigan	44	Chief Financial Officer Chief Risk Officer	2	2018 2016
Peter Gaunt	39	Treasurer	2	2020
Erik Barrios	42	Chief Compliance Officer and Secretary	2	2018
Taylor Boswell	41	Chief Investment Officer	2	2020

(1)	The term “Fund Complex” refers to both the Company and TCG BDC II. Each of the Company’s executive officers who are not Directors oversees both funds in the Fund Complex.

Thomas M. Hennigan was appointed as our Chief Financial Officer in March 2018 and our Chief Risk Officer in 2016. Mr. Hennigan has also served as the chief financial officer of TCG BDC II since March 2018, and the chief risk officer of TCG BDC II since April 2017. In addition, Mr. Hennigan serves as the Chief Operating Officer and Chief Risk Officer for Carlyle Direct Lending. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Hennigan served as the chief risk officer of NFIC. Mr. Hennigan may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle in 2011, Mr. Hennigan was a senior vice president and head of underwriting and portfolio management for Churchill Financial LLC, which he joined in 2006. In this role, Mr. Hennigan was responsible for managing Churchill Financial’s underwriting and portfolio management activities, including supervising the professionals involved in the underwriting process and overseeing the firm’s regular portfolio review meetings. Mr. Hennigan joined Churchill Financial from GE Corporate Financial Services. During his four years at GE, Mr. Hennigan had underwriting and portfolio management responsibilities in the Global Sponsor Finance Group and in the Global Media and Communications Group. Mr. Hennigan began his career with Wachovia Securities, Inc. in 1998, where he worked in middle market investment banking and loan syndications.
Peter Gaunt was appointed as our Treasurer in March 2020 and is our principal accounting officer for SEC reporting purposes. Mr. Gaunt has also served as the treasurer of TCG BDC II since March 2020. Mr. Gaunt may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Mr. Gaunt is a Principal in Carlyle Global Credit. He joined Carlyle in 2019 to lead Carlyle Global Credit’s 1940 Act Fund operations. Prior to joining Carlyle, Mr. Gaunt was a corporate controller at Hercules Capital, an internally managed BDC focused on venture debt investing, where he led that company’s efforts in accounting, FP&A, treasury and capital markets. Prior to Hercules Capital, he was a senior manager in EY’s wealth and asset management practice serving BDCs, mortgage real estate investment trusts, mutual funds and private equity funds. Mr. Gaunt also spent time with Credit Suisse in its asset management division. Mr. Gaunt has extensive experience in the asset management industry covering accounting, financial reporting, valuation, FP&A, regulatory reporting, treasury and capital markets activity.
Erik Barrios was appointed as our Chief Compliance Officer and Secretary in 2018 and is a Vice President of Carlyle. Mr. Barrios has also served as the chief compliance officer and secretary of TCG BDC II since February 2018. Mr. Barrios may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle, Mr. Barrios was Counsel at Avenue Capital Group, where he was responsible for legal matters relating to the firm’s registered investment company business. Prior to that role, he was an Associate General Counsel at Cohen & Steers, where he focused on the firm’s registered investment company clients.
Taylor Boswell was appointed as our Chief Investment Officer in August 2020 and is a Managing Director of Carlyle. Mr. Boswell has also served as the chief investment officer of TCG BDC II since August 2020. Mr. Boswell may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Mr. Boswell is Chief Investment Officer of Carlyle Direct Lending. Prior to joining Carlyle, Mr. Boswell was employed by Apollo Global Management (“Apollo”) from 2013 to 2017. At Apollo, Mr. Boswell served as a Managing Director and Investment Committee member in the Illiquid Opportunistic Credit Business, where his primary responsibilities included the sourcing, execution and management of complex, credit-oriented investments across a wide variety of sectors and geographies. Before joining Apollo in 2013, Mr. Boswell was a Director at Perella Weinberg Partners, where he spent seven years focused on special situations corporate investing, as well as helped to grow that firm's investment management business from inception to more than $10 billion in assets under management. Earlier in his career, Mr. Boswell served as a private equity associate at Providence Equity Partners as well as an investment banking analyst at Deutsche Bank. Mr. Boswell received a BA in political-economy from Princeton University.

CORPORATE GOVERNANCE
Our Board of Directors
Board Composition
Our Board consists of six members, and will consist of seven members should Mr. LeeKong be elected to the Board at the Meeting. Pursuant to our Articles of Amendment and Restatement, the Board is divided into three classes, with the members of each class each serving staggered, three-year terms. The term of our Class I Directors will expire at the 2023 annual meeting of the stockholders; the term of our Class II Directors will expire at the Meeting; and the term of our Class III Directors will expire at the 2022 annual meeting of stockholders.

Ms. Pace and Mr. Wright serve as Class I Directors (with a term expiring in 2023). Messrs. Jenkins and Andrews serve as Class II Directors (with a term expiring at the Meeting). Ms. Bradford and Mr. Nestor serve as Class III Directors (with a term expiring in 2022). Any Class II Directors elected at this Meeting will have a term expiring in 2024, and any Class I Director elected at this Meeting will have a term expiring in 2023.
Independent Directors
Pursuant to Section 56 of the 1940 Act, a majority of a BDC’s board of directors must be comprised of persons who are not “interested persons” of the Company, of the Adviser, or of any of their respective affiliates, as defined in Section 2(a)(19) of the 1940 Act. In addition, The NASDAQ Global Select Market (“NASDAQ”) rules require listed companies, such as the Company, to have a board of directors comprised of at least a majority of independent directors under its standards. We refer to directors who are (i) not “interested persons” as described above and (ii) independent under the rules of NASDAQ as our “Independent Directors.”
Consistent with these considerations, after review of all relevant transactions and relationships between each Director and Director nominee, or any of his or her family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that each of Ms. Bradford and Messrs. Andrews, Nestor, Wright and LeeKong qualifies as an Independent Director. Each Director who serves on the Audit Committee is an Independent Director for purposes of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Interested Directors
Each of Ms. Pace and Mr. Jenkins is considered an “interested person” (as defined in the 1940 Act) of the Company because of his or her respective relationship with us, our Adviser or affiliated persons of the Adviser (each, an “Interested Director”).
Meetings and Attendance
Our Board met 15 times during the year ended December 31, 2020, including four regular quarterly meetings and 11 special meetings, and acted on various occasions by written consent. No Director that served during 2020 attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she has been a Director) and the total number of meetings held by all committees of the Board on which he or she served (during the period that he or she served).
Board Attendance
All Directors are expected to attend at least 75% of the aggregate number of meetings of our Board and of the respective committees on which they serve. We require each Director to make a diligent effort to attend all Board and committee meetings. The Company encourages, but does not require, the members of the Board to attend the Company’s annual meeting of its stockholders. One Director attended our 2020 annual meeting of stockholders.
Board Leadership Structure
Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to our investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board approves the appointment of our Adviser and officers, reviews and monitors the services and activities performed by our Adviser and executive officers, and approves the engagement and reviews the performance of our independent registered public accounting firm.
Under our Bylaws, our Board may designate a Chair to preside over the meetings of our Board and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chair of the Board should be an Independent Director, and we believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on criteria that are in our best interests and our stockholders’ best interests at such times.
Presently, Ms. Pace serves as Chair of our Board. Ms. Pace is an Interested Director. We believe that Ms. Pace’s extensive knowledge of the financial services industry and capital markets in particular qualifies her to serve as the Chair of our Board. We believe that we are best served through this existing leadership structure, as Ms. Pace’s relationship with our

Adviser provides an effective bridge and encourages an open dialogue between management and our Board, ensuring that both groups act with a common purpose.
Our Board does not currently have a designated lead Independent Director. We are aware of the potential conflicts that may arise when an Interested Director is Chair of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of Interested Directors and management, the retention by the Independent Directors of independent counsel, the establishment of an Audit Committee comprised solely of Independent Directors and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of Interested Directors and other members of management, for administering our compliance policies and procedures.
We recognize that different board leadership structures are appropriate for companies in different situations.
Role in Risk Oversight
Our Board performs its risk oversight function primarily through (a) its standing Audit Committee, which reports to the entire Board and is comprised solely of Independent Directors, and (b) active monitoring by our Chief Compliance Officer and of the operation of our compliance policies and procedures. As described below in more detail under “Committees of the Board of Directors,” the Audit Committee assists our Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the internal audit staff (sourced through the Administrator and The Carlyle Group Employee Co., L.L.C. (“Carlyle Employee Co.”), with whom we have a personnel agreement), accounting and financial reporting processes, our valuation process, our systems of internal controls regarding finance and accounting and audits of our financial statements.
Our Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Board annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The Chief Compliance Officer’s annual report addresses, at a minimum: (a) the operation of our compliance policies and procedures and our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which our Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least four times each year.
We believe that our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.
We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.
Communications with Directors
Our Board has established procedures whereby our stockholders and other interested parties may communicate with any member of our Board, the chair of any of our Board committees or with our Independent Directors as a group by mail addressed to the applicable Directors or Director group, in the care of the Secretary of the Company, Erik Barrios, TCG BDC, Inc., One Vanderbilt Avenue, Suite 3400, New York, NY 10017. Such communications should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations, will be forwarded to the appropriate Director, or Directors, for review.
SOX Code of Ethics
The Company has adopted a Code of Ethics for Principal Executive and Senior Financial Officers under the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act” and, such code of ethics, the “SOX Code of Ethics”), which applies to, among others, our principal executive officer and principal financial officer. There have been no material changes to our SOX Code of Ethics or material waivers of the SOX Code of Ethics that apply to our Chief Executive Officer or Chief Financial Officer. The SOX Code of Ethics is available free of charge on our website (http://www.tcgbdc.com).
Committees of the Board of Directors
Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee, and may establish additional committees in the future.
Audit Committee
The Audit Committee is currently composed of Messrs. Andrews, Nestor and Wright and Ms. Bradford, all of whom are Independent Directors. Mr. Andrews serves as Chairman of the Audit Committee. Our Board has determined that Mr. Andrews is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Each of Messrs. Andrews, Nestor and Wright and Ms. Bradford meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to our Board regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements including communicating with the independent registered public accounting firm on critical audit matters expected to be described in the independent registered public accounting firm’s report, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements, overseeing internal audit staff and periodic filings and receiving our audit reports and financial statements.
The Audit Committee held eight meetings during the year ended December 31, 2020.
The Audit Committee’s charter is available on our website at: www.tcgbdc.com.
Nominating and Governance Committee
The Nominating and Governance Committee is currently composed of Messrs. Andrews, Nestor and Wright and Ms. Bradford, each of whom is an Independent Director and is independent for purposes of NASDAQ. Mr. Nestor serves as Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for (i) developing, reviewing and, as appropriate, updating certain policies regarding the nomination of directors and recommending such policies or any changes in such policies to the Board for approval, (ii) identifying individuals qualified to become directors, (iii) evaluating and recommending to the Board nominees to fill vacancies on the Board or committees thereof or to stand for election by the stockholders of the Company, (iv) reviewing the Company’s policies relating to corporate governance and recommending any changes in such policies to the Board, and (v) overseeing the evaluation of the Board (including its leadership structure) and its committees.
The Nominating and Governance Committee held three meetings during the year ended December 31, 2020.
The Nominating and Governance Committee’s charter is available on our website at: www.tcgbdc.com.
The Nominating and Governance Committee considers nominees properly recommended by stockholders in compliance with the procedures set forth in our Bylaws. Our Bylaws provide with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board or (3) by a stockholder who is a stockholder of record both at the time of giving notice, as provided by the Bylaws, and at the time of the annual meeting and who is entitled to vote at the meeting and who has complied with the advance notice procedures of our Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only pursuant to our notice of the meeting and (1) by or at the direction of the Board or (2) provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record both at the time of giving notice, as provided by the Bylaws, and at the time of the special meeting and who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Compensation Committee
The Compensation Committee is currently composed of Messrs. Andrews, Nestor and Wright and Ms. Bradford, each of whom is independent for purposes of the 1940 Act and is independent for purposes of NASDAQ. Mr. Andrews serves as chairman of the Compensation Committee. The Compensation Committee is responsible for determining, or recommending to the Board for determining, any compensation paid directly, if any, by us to our executive officers. The Compensation Committee is also charged with assisting the Board with all matters related to compensation, as directed by the Board. None of our executive officers are directly compensated by us and, as a result, the Compensation Committee does not produce and/or review and report on executive compensation practices.
The Compensation Committee held two meetings during the year ended December 31, 2020.
The Compensation Committee’s charter is available on our website at: www.tcgbdc.com.
Director Nominations
Nomination for election as a Director may be made by the Nominating and Governance Committee or by stockholders in compliance with the procedures set forth in our Bylaws.
The Nominating and Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to our Board, our Company and our stockholders. In considering possible candidates for election as a Director, the Nominating and Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting Directors who, among other things:
•have public or private sector stature sufficient to instill confidence;
•have high personal and professional integrity;
•have good business sense;
•have sufficient time available to devote to our affairs;
•are able to commit the necessary time to prepare for and attend meetings;
•are not financially dependent on board retainer and meeting fees;
•have a general understanding of financial issues, investing, financial markets and technology;
•have an understanding of credit markets and fixed income markets;
•have a familiarity with the securities industry;
•have a general understanding of balance sheets and operating statements;
•have first-hand knowledge of investing;
•have experience working in a highly regulated and complex legal framework;
•have a demonstrated ability to maintain “independence” of management and other service agents while maintaining a constructive working relationship;
•have strong communication skills;
•have the desire to be critical, but not confrontational;
•have a demonstrated ability to contribute to Board and committee process;
•have the ability to consider diverse issues and make timely, well-informed decisions; and
•have the ability to be qualified as an “Audit Committee Financial Expert” (desired but not required).
The Nominating and Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying Director nominees. However, in determining whether to recommend a Director nominee, the Nominating and Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of our Board as a whole. The Nominating and Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board when identifying and recommending Director nominees. The Nominating and Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting Director nominees is consistent with the goal of creating a Board that best serves our needs and the interests of our stockholders.

The Nominating and Governance Committee selects and evaluates any candidates for Independent Directors or Interested Directors in accordance with the criteria set forth above. The Nominating and Governance Committee is then responsible for recommending to the Board a slate of nominees for Independent Director and Interested Director positions, as applicable, for the Board’s approval. Generally, candidates for a position as a member of the Board are suggested by existing Board members to the Nominating and Governance Committee; however, as noted above, the Nominating and Governance Committee will consider nominees properly recommended by stockholders, and will evaluate any such recommendations using the criteria set forth above.
Rule 17j-1 Code of Ethics
We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, and our Adviser has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended, respectively (collectively, the “Rule 17j-1 Codes of Ethics”), which establish procedures for personal investments and restricts certain transactions and apply to, among others, our Chief Executive Officer and Chief Financial Officer. The Rule 17j-1 Codes of Ethics generally do not permit investments by personnel subject to them in securities that may be purchased or sold by us. The Rule 17j-1 Code of Ethics are filed with the SEC (www.sec.gov). Requests for a copy of these codes of ethics may be made in writing addressed to the Secretary of the Company, Erik Barrios, TCG BDC, Inc., One Vanderbilt Avenue, Suite 3400, New York, NY 10017.
Involvement in Certain Legal Proceedings
The Company may become party to certain lawsuits in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. The Company is not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against the Company.
Election of Officers
Our Board elects our officers and each of our officers serves until his or her earlier death, resignation or termination or until his or her successor is duly elected and qualified.
Trading in the Company’s Securities
Under the insider trading policy adopted by the Company, executive officers and directors of the Company and any directors, officers or employees of Carlyle are prohibited from engaging in trading activity in relation to the publicly traded securities of the Company that is not consistent with long-term investment. Accordingly, such persons may not engage in activity of the type that is designed to profit from trading (as opposed to investing) activity or that is designed to profit from or hedge against decreases in the value of the Company’s securities. Examples of inappropriate trading activity include any trading activity designed to profit from fluctuations in the price of these securities, such as “day trading” and arbitrage trading, short sales, buying securities on margin (unless arrangements are made to cover any margin calls in cash) and the use of forward contracts, equity swaps, collars, exchange funds, puts, calls, options and other derivative securities or any instruments designed to increase in value as a result of, or hedge or offset any decrease in, the market value of the securities.
Compensation and Insider Participation
Compensation of Independent Directors
Each Independent Director received the following amounts for serving as a Director of the Company: (i) a $90,000 annual fee; (ii) for a meeting of our Board, $2,500 for each such board meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such board meeting, and $950 for each such board meeting attended telephonically; (iii) for a meeting of a committee of the Board, $1,250 for each such committee meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such committee meeting, and $650 for each such committee meeting attended telephonically; and (iv) an annual fee of $16,000 for the Chairman of our Audit Committee.
The Independent Directors review their own compensation and recommend to the Board the appropriate level of compensation. This level of compensation may be adjusted from time to time. In conducting their review, the Independent Directors use such information as they deem relevant, including compensation paid to directors of other BDCs of similar size and the time and effort required of the Directors in fulfilling their responsibilities to the Company. The Board determines the compensation of the Independent Directors.
The following table sets forth information concerning total compensation earned by or paid to each of our Independent Directors during the fiscal year ended December 31, 2020:

	Fees Earned or Paid in Cash	Total Compensation from the Company	Total Compensation from the Fund Complex(1)
Nigel D.T. Andrews, Director	$142,450	$142,450	$227,200
Leslie E. Bradford, Director	$126,250	$126,250	$202,700
John G. Nestor, Director	$126,250	$126,250	$202,700
William H Wright II, Director(2)	$—	$—	$—
(1) Messrs. Andrews, Nestor and Wright and Ms. Bradford serve on the board of directors of TCG BDC II. The Company and TCG BDC II are part of the Fund Complex. Compensation amounts shown include compensation such Directors received from the Company and TCG BDC II for services rendered during the fiscal year ended December 31, 2020.
(2) Mr. Wright was appointed to the Board on February 16, 2021.
Compensation of Executive Officers

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates or by subcontractors, pursuant to the terms of the investment advisory agreement entered into by and between the Company and the Adviser, and the administration agreement entered into by and between the Company and the Administrator (the “Administration Agreement”). Each of our executive officers is an employee of the Adviser or its affiliates. Our day-to-day investment operations are managed by the Adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Adviser or its affiliates or by subcontractors.

None of our officers receives direct compensation from us. We have agreed to reimburse the Administrator for our allocable portion of the compensation paid to or compensatory distributions received by our Chief Financial Officer and Chief Compliance Officer. In addition, to the extent that the Administrator outsources any of its functions, we will pay the fees associated with such functions at cost. We have also agreed to reimburse the Administrator for our allocable portion of the compensation of any personnel that they provide for our use.

No compensation is paid to Directors who are Interested Directors.

Certain Relationships and Related Party Transactions
Investment Advisory Agreement
On April 3, 2013, the Board, including a majority of the Independent Directors, approved an investment advisory agreement (the “Original Investment Advisory Agreement”) between the Company and the Adviser in accordance with, and on the basis of an evaluation satisfactory to such Directors as required by, Section 15(c) of the 1940 Act. The Original Investment Advisory Agreement was amended on September 15, 2017 and August 6, 2018 after receipt of requisite Board and stockholders’ approvals, as applicable (as amended, the “Investment Advisory Agreement”). Unless terminated earlier, the Investment Advisory Agreement renews automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of the Board of Directors and by the vote of a majority of the Independent Directors. On May 29, 2020, the Board, including a majority of the Independent Directors, approved the continuance of the Investment Advisory Agreement for a one year period. Pursuant to relief granted by the SEC in light of the COVID-19 pandemic (the “Order”) and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the May 29 meeting was held by video- and telephone-conference. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party. Subject to the overall supervision of the Board of Directors, the Adviser provides investment advisory services to the Company. For providing these services, the Adviser receives fees from the Company consisting of two components—a base management fee and an incentive fee.

The base management fee is calculated and payable quarterly in arrears at an annual rate of 1.50% of the average value of the gross assets at the end of the two most recently completed fiscal quarters; provided, however, effective July 1, 2018, the base management fee is calculated at an annual rate of 1.00% of the average value of the gross assets as of the end of the two most recently completed calendar quarters that exceeds the product of (A) 200% and (B) the average value of the Company’s NAV at the end of the two most recently completed calendar quarters. The base management fee will be appropriately adjusted for any share issuances or repurchases during such fiscal quarter and the base management fees for any partial month or quarter was pro-rated. The Company’s gross assets exclude any cash and cash equivalents and include assets acquired through the incurrence of debt. For purposes of this calculation, cash and cash equivalents include any temporary investments in cash-equivalents, U.S. government securities and other high quality investment grade debt investments that mature in 12 months or less from the date of investment.
The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. The second part is determined and payable in arrears based on capital gains as of the end of each calendar year.
Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the operating expenses accrued for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature, accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, has been compared to a “hurdle rate” of 1.50% per quarter (6% annualized) or a “catch-up rate” of 1.82% per quarter (7.28% annualized), as applicable. Pursuant to the Investment Advisory Agreement, the Company pays its Investment Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:
•    no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate of 1.50%;
•100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.82% in any calendar quarter (7.28% annualized). The Company refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 1.82%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 17.5% of the Company’s pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.82% in any calendar quarter; and
•17.5% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.82% in any calendar quarter (7.28% annualized) will be payable to the Adviser. This reflects that once the hurdle rate is reached and the catch-up is achieved, 17.5% of all pre-incentive fee investment income thereafter is allocated to the Adviser.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 17.5% of realized capital gains, if any, on a cumulative basis from inception through the date of determination, computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined at the end of the first calendar year of operations may be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation.
For the year ended December 31, 2020, base management fees were $28,648,000, incentive fees related to pre-incentive fee net investment income were $18,555,000, and there were no incentive fees related to realized capital gains. For the year ended December 31, 2020, there were no accrued capital gains incentive fees based upon the cumulative net realized and unrealized appreciation (depreciation). The accrual for any capital gains incentive fee under accounting principles generally accepted in the United States (“U.S. GAAP”) in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual.
As of December 31, 2020, $11,549,000 was included in base management and incentive fees payable in the Consolidated Statements of Assets and Liabilities included in the Annual Report.
On April 3, 2013, the Adviser entered into a personnel agreement with Carlyle Employee Co., an affiliate of the Adviser, pursuant to which Carlyle Employee Co. provides the Adviser with access to investment professionals.
Administration Agreement
On April 3, 2013, the Company’s Board of Directors approved the Administration Agreement. Pursuant to the Administration Agreement, the Administrator provides services and receives reimbursements equal to an amount that reimburses the Administrator for its costs and expenses and the Company’s allocable portion of overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including the Company’s allocable portion of the compensation paid to or compensatory distributions received by the Company’s officers (including the Chief Compliance Officer and Chief Financial Officer) and respective staff who provide services to the Company, operations staff who provide services to the Company, and any internal audit staff, to the extent internal audit performs a role in the Company’s Sarbanes-Oxley Act internal control assessment. Reimbursement under the Administration Agreement occurs quarterly in arrears.
Unless terminated earlier, the Administration Agreement renews automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board of Directors or by a majority vote of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s Independent Directors. On May 29, 2020, the Board, including a majority of the Independent Directors, approved the continuance of the Administration Agreement for a one-year period. The Administration Agreement may not be assigned by a party without the consent of the other party and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party.
For the year ended December 31, 2020, the Company incurred $679,000 in fees under the Administration Agreement, which were included in administrative service fees in the Consolidated Statements of Operations included in the Annual Report. As of December 31, 2020, $85,000 was unpaid and included in administrative service fees payable in the Consolidated Statements of Assets and Liabilities included in the Annual Report.
Sub-Administration Agreements
On April 3, 2013, the Administrator entered into a sub-administration agreement with Carlyle Employee Co. Pursuant to this agreement, Carlyle Employee Co. provides the Administrator with access to personnel.
On April 3, 2013, the Administrator entered into a sub-administration agreement with State Street Bank and Trust Company (as amended, the “State Street Sub-Administration Agreement”). Unless terminated earlier, the State Street Sub-Administration Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Independent Directors. On May 29, 2020, the Company’s Board, including a majority of the Independent Directors, approved the continuance of the State Street Sub-Administration Agreement for a one-year period. The State Street Sub-Administration Agreement may be terminated upon at least 60 days’ written notice and without penalty by the vote of a majority of the outstanding securities of the Company, or by the vote of the Board or by either party to the State Street Sub-Administration Agreement.
For the year ended December 31, 2020, fees incurred in connection with the State Street Sub-Administration Agreement, which amounted to $659,000 were included in other general and administrative in the Consolidated Statements of Operations included in the Annual Report. As of December 31, 2020, $334,000 was unpaid and included in other accrued expenses and liabilities in the Consolidated Statements of Assets and Liabilities included in the Annual Report.

License Agreement
The Company has entered into a royalty free license agreement with CIM, which wholly owns our Adviser and is a wholly owned subsidiary of Carlyle, pursuant to which CIM has granted the Company a non-exclusive, revocable and non-transferable license to use the name and mark “Carlyle.”
Sale of Preferred Stock

On May 5, 2020, the Company issued and sold 2,000,000 shares of the preferred stock to CIM in a private placement at a price of $25 per share. The preferred stock has a liquidation preference equal to $25 per share (the “Liquidation Preference”) plus any accumulated but unpaid dividends up to but excluding the date of distribution. Dividends are payable on a quarterly basis in an initial amount equal to 7.00% per annum of the Liquidation Preference per share, payable in cash, or at the Company’s option, 9.00% per annum of the Liquidation Preference payable in additional shares of preferred stock. After May 5, 2027, the dividend rate will increase annually, in each case by 1.00% per annum.

The preferred stock is convertible, in whole or in part, at the option of the holder of the preferred stock into the number of shares of common stock equal to the Liquidation Preference plus any accumulated but unpaid dividends, divided by an initial conversion price of $9.50, subject to certain adjustments to prevent dilution as set forth in the Company’s Articles Supplementary. The conversion price as of December 31, 2020 was $9.50. At any time after May 5, 2023, the Company, with the approval of the Board of Directors, including a majority of the Independent Directors, will have the option to redeem all of the preferred stock for cash consideration equal to the Liquidation Preference plus any accumulated but unpaid dividends. The holders of the preferred stock will have the right to convert all or a portion of their shares of preferred stock prior to the date fixed for such redemption. At any time after May 5, 2027, the holders of the preferred stock will have the option to require the Company to redeem any or all of the then-outstanding preferred stock upon 90 days’ notice. The form of consideration used in any such redemption is at the option of the Board of Directors, including a majority of the Independent Directors, and may be cash consideration equal to the Liquidation Preference plus any accumulated but unpaid dividends, or shares of common stock. Holders also have the right to redeem the preferred stock upon a Change in Control (as defined in the Article Supplementary).
Review, Approval or Ratification of Related Party Transactions
In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby certain of our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us, stockholders that own more than 5% of us and our employees and Directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by our Board or exemptive relief for such transactions. Our Board will review these procedures on an annual basis.
From time to time, the Adviser, the Administrator or their respective affiliates, may pay third-party providers to provide goods or services to us. We will subsequently reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on our behalf.
Address of Our Adviser and Administrator
The principal executive offices of our Adviser, Carlyle Global Credit Investment Management L.L.C., and our Administrator, Carlyle Global Credit Administration L.L.C., are at One Vanderbilt Avenue, Suite 3400, New York, NY 10017.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our Directors and executive officers, as defined under the Exchange Act, and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Such executive officers, Directors and stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms filed by such persons, the Company believes that all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis in 2020, except that, one Form 4 Statement of Changes in Beneficial Ownership of Securities was filed late for Mr. Nestor.

Required Vote
Provided that a quorum is present, each of Mr. Nigel D.T. Andrews, Mr. Aren C. LeeKong and Mr. William H. Wright II shall be elected by a plurality of the votes cast at the Meeting virtually or by proxy by holders of our common stock and our preferred stock, voting together as a single class, and Mr. Mark Jenkins shall be elected by a plurality of the votes cast at the Meeting in person or by proxy by holders of our preferred stock, voting separately as a single class. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares represented by broker non-votes also are not considered votes cast and thus have no effect on the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF MARK JENKINS, NIGEL D.T. ANDREWS, AREN C. LEEKONG AND WILLIAM H. WRIGHT II.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has selected EY to serve as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2021. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent auditor, we are requesting, as a matter of good corporate governance, that the stockholders ratify the appointment of EY as our independent registered public accounting firm. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain EY and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.
EY’s representatives are expected to be available telephonically for the Meeting and will have an opportunity to make a statement, if they so desire, as well as to respond to appropriate questions asked by our stockholders.
Principal Accountant Fees and Services
Set forth in the table below are audit fees and non-audit related fees billed to the Company and payable to EY for professional services performed for the Company’s fiscal years ended December 31, 2020 and 2019.

Fiscal Year/Period	Audit Fees	Audit-Related Fees(1)	Tax Fees(2)	All Other Fees(3)
2020	$778,335	$29,029	$30,000	$—
2019	$793,100	$57,724	$20,000	$—

(1)	“Audit-Related Fees” are those fees billed to the Company relating to audit services provided by EY.
(2)	“Tax Fees” are those fees billed to the Company in connection with tax consulting services performed by EY, including primarily the review of the Company’s income tax returns.
(3)	“All Other Fees” are those fees billed to the Company in connection with permitted non-audit services performed by EY.
The Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permitted non-audit services for the Company and for permitted non-audit services for the Company’s Adviser and any affiliates thereof that provide services to the Company if such non-audit services have a direct impact on the operations or financial reporting of the Company. All of the audit and non-audit services described above for which fees were incurred by the Company for the fiscal years ended December 31, 2020 and 2019, were pre-approved by the Audit Committee, in accordance with its pre-approval policy.
Audit Committee Report
As part of its oversight of the Company’s financial statements, on February 22, 2021, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm the Company’s financial statements to be filed with the SEC for the fiscal year ended December 31, 2020. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. GAAP, and reviewed significant accounting matters with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”).
The Audit Committee has pre-approved, in accordance with its pre-approval policy, the permitted audit, audit-related, tax, and other services to be provided by EY, the Company’s independent registered public accounting firm, in order to assure that the provision of such services does not impair the firm’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee, Nigel D.T. Andrews, who reports any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by EY to management.
The Audit Committee received and reviewed the written disclosures from EY required by the applicable PCAOB rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with EY its independence. The Audit Committee has reviewed the audit fees paid by the Company to EY. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting EY from performing services that might impair its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s financial statements as of and for the year ended December 31, 2020 be included in the 2020 Form 10-K, for filing with the SEC. The Audit Committee also recommended the appointment of EY to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.
Audit Committee Members:
Nigel D.T. Andrews Chairman
John G. Nestor
Leslie E. Bradford
William H. Wright II
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Required Vote
The affirmative vote of a majority of the votes cast by holders of our common stock and holders of our preferred stock, voting together as a single class, at the Meeting, in person or by proxy, provided a quorum is present, is required to ratify the appointment of EY to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF EY AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

OTHER BUSINESS
The Board is not aware of any other matter to be submitted at the Meeting. If any other matter properly comes before the Meeting, the persons named in the enclosed form of proxy generally will have discretionary authority to vote the shares thereby represented in accordance with their judgment.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules
Any proposal of a stockholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2022 annual meeting of stockholders pursuant to the SEC’s Rule 14a-8 must be received by us no later than December 28, 2021. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to the Secretary of the Company, Erik Barrios, One Vanderbilt Avenue, Suite 3400, New York, NY 10017.
Bylaw Requirements for Stockholder Submission of Nominations and Proposals
A stockholder recommendation for nomination of a person for election to our board or a proposal for consideration at our 2022 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our Bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. The item to be brought before the meeting must be a proper subject for stockholder action. Our Bylaws require that, to be timely, a stockholder’s notice shall set forth all information required and shall be delivered to the Secretary at the principal executive office of the Company at the above address not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the Meeting. As a result, a stockholder’s notice pursuant to these provisions of our Bylaws must be received no earlier than November 28, 2021 and no later than 5:00 p.m., Eastern Time, on December 28, 2021; provided, however, that in the event that the date of the 2022 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2022 annual meeting of stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such meeting is first made.

ANNUAL REPORT
A copy of our Annual Report, which consists of our 2020 Form 10-K (including financial statements), is available, along with the Proxy Statement, online at www.proxyvote.com. If a printed copy of the Proxy Statement is requested, the Annual Report will be furnished with the Proxy Statement.
WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE MEETING, WE URGE YOU TO VOTE OVER THE INTERNET, BY TELEPHONE OR BY MARKING, SIGNING AND RETURNING YOUR PROXY OR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

/s/ Erik Barrios
Erik Barrios
Secretary

TCG BDC, INC.
PRIVACY NOTICE
As part of our compliance with the provisions of certain privacy regulations issued by the United States federal government, we are required to provide you with notice of our policies and practices relating to the use and sharing of your personal information. For residents of the European Economic Area (“EEA”), please also refer to the EEA Investor Privacy Notice, which is available for your review on our website at https://tcgbdc.com/sites/default/files/2018-05/TCGBDCInc_EEA_Privacy_Notice.pdf.
We are committed to maintaining the confidentiality, integrity and security of our current and former investors’ non-public personal information. Accordingly, we have developed internal policies to protect confidentiality while allowing investors’ needs to be met. We will not disclose any non-public personal information about investors who are individuals, except to our affiliates and service providers as allowed by applicable law or regulation. In the normal course of serving our investors, information we collect may be shared with companies that perform various services such as our accountants and attorneys. We collect non-public information about you from the following sources:
•Information we receive on subscription agreements or other forms, such as name, address, account number and the types and amounts of investments; and
•    Information about transactions with us or our affiliates, such as participation in other investment programs, ownership of certain types of accounts or other account data and activity.
We may disclose the information that we collect from our investors or former investors, as described above, only to our affiliates and service providers and only as allowed by applicable law or regulation. Any party that receives this information will use it only for the services required by us and as allowed by applicable law or regulation, and is not permitted to share or use this information for any other purpose. To protect the non-public personal information of individuals, we permit access only by authorized personnel who need access to that information to provide services to the fund and its investors. In order to guard investors’ non-public personal information, we maintain physical, electronic and procedural safeguards that are designed to comply with applicable law.
Non-public personal information that we collect about you will generally be stored on secured servers located in the United States. An individual investor’s right to privacy extends to all forms of contact with us, including telephone, written correspondence and electronic media, such as the Internet.
Please be assured that we are committed to protecting the privacy of non-public information about you.
Sincerely,
TCG BDC, Inc.

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CGBD2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D53573-P56577

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TCG BDC, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors - To elect two Class II directors, each to serve for a three-year term, and one Class I director to serve for a two-year term, in each case until his successor is duly elected and qualified or until his earlier death, resignation or removal.

Nominees:	**For**	**Withhold**
1a. Nigel D.T. Andrews (Class II nominee)	☐	☐
1b. Aren C. LeeKong (Class II nominee)	☐	☐
1c. William H. Wright II (Class I nominee)	☐	☐

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting of Stockholders to be held on June 9, 2021:
The Proxy Statement is available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY AND TO YOU AS A COMPANY STOCKHOLDER.

PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

D53574-P56577

TCG BDC, INC.
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 9, 2021

The undersigned stockholder of TCG BDC, Inc. (the "Company") acknowledges receipt of the Notice of the 2021 Annual Meeting of Stockholders of the Company and the Proxy Statement and hereby appoints Erik Barrios and Peter Gaunt, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the 2021 Annual Meeting of Stockholders of the Company to be held virtually at www.virtualshareholdermeeting.com/CGBD2021 on June 9, 2021, at 8:00 a.m., local time, and at any postponements or adjournments thereof, as indicated on this proxy. The named proxies are also authorized to vote in their discretion on such other matters as may properly come before the 2021 Annual Meeting of Stockholders or at any postponement(s) and adjournment(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN APPROVED BY THE BOARD OF DIRECTORS AND RECOMMENDED FOR APPROVAL BY THE STOCKHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED BELOW, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AT ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE REFER TO THE COMPANY'S PROXY STATEMENT FOR A DISCUSSION OF EACH PROPOSAL.

Continued and to be signed on reverse side

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CGBD2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D53575-P56577

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TCG BDC, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors - To elect three Class II directors, each to serve for a three-year term, and one Class I director to serve for a two-year term, in each case until his successor is duly elected and qualified or until his earlier death, resignation or removal.

Nominees:	For	Withhold
1a. Nigel D.T. Andrews (Class II nominee)	☐	☐
1b. Mark Jenkins (Class II nominee)	☐	☐
1c. Aren C. LeeKong (Class II nominee)	☐	☐
1d. William H. Wright II (Class I nominee)	☐	☐

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting of Stockholders to be held on June 9, 2021:
The Proxy Statement is available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY AND TO YOU AS A COMPANY STOCKHOLDER.

PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

D53576-P56577

TCG BDC, INC.

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 9, 2021

The undersigned stockholder of TCG BDC, Inc. (the "Company") acknowledges receipt of the Notice of the 2021 Annual Meeting of Stockholders of the Company and the Proxy Statement and hereby appoints Erik Barrios and Peter Gaunt, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of convertible preferred stock, series A of the Company which the undersigned is entitled to vote at the 2021 Annual Meeting of Stockholders of the Company to be held virtually at www.virtualshareholdermeeting.com/CGBD2021 on June 9, 2021, at 8:00 a.m., local time, and at any postponements or adjournments thereof, as indicated on this proxy. The named proxies are also authorized to vote in their discretion on such other matters as may properly come before the 2021 Annual Meeting of Stockholders or at any postponement(s) and adjournment(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN APPROVED BY THE BOARD OF DIRECTORS AND RECOMMENDED FOR APPROVAL BY THE STOCKHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED BELOW, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AT ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE REFER TO THE COMPANY'S PROXY STATEMENT FOR A DISCUSSION OF EACH PROPOSAL.

Continued and to be signed on reverse side